Restricted Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Restricted cash and cash equivalents [Abstract]
Restricted Cash and Cash Equivalents	RESTRICTED CASH AND CASH EQUIVALENTS AND BANK DEPOSIT
As at December 31, 2022, the effective interest rate on restricted bank deposits is 3.9% to 5% per annum. These deposits have maturities ranging from 28 to 90 days.
Bank guarantee requirement per the Concession Contract
As required by the Concession Contract, on December 7, 2022 VML provided a bank guarantee of 1.0 billion patacas (approximately US$125 million at exchange rates as defined in the bank guarantee contract) in favor of the Macao government to secure the fulfillment of VML’s performance of its statutory and contractual obligations under the Concession Contract. As stipulated in the bank guarantee contract, and in order to secure the bank guarantee, a minimum amount of 1.0 billion patacas, or US$125 million, was required to be held within the cash deposit account of VCL until January 3, 2023 which was replaced by the deposit account of VML from then onwards as collateral. Any amount in excess of the minimum amount can be withdrawn from the cash deposit. The bank guarantee will remain in effect until 180 days after the end of the term of the Concession Contract or the rescission of the Concession Contract and was classified as non-current restricted bank deposit in the consolidated balance sheet as at December 31, 2022.
Bank guarantee requirement for the Subconcession Extension Contract
As required by the Subconcession Extension Contract, on September 20, 2022 VML provided a bank guarantee of 2.31 billion patacas (approximately US$289 million at exchange rates as defined in the bank guarantee contract) in favor of the Macao government to secure the fulfillment of VML’s payment obligations towards its employees after the expiration of its Subconcession should VML be unsuccessful in tendering for a new concession before such expiry. A minimum amount of 2.31 billion patacas or US$289 million was required to be held within SCL’s cash deposit account as collateral in order to secure the bank guarantee.
On December 19, 2022, VML requested the release of all the bank guarantees it provided to the Macao government under its Subconcession Contract, and in January 2023 such bank guarantees were released, including the 2.31 billion patacas bank guarantee. The cash collateral equivalent of US$289 million remained in restriction on December 31, 2022 and was classified as current restricted cash and cash equivalents as at December 31, 2022.
Restriction on use of share capital of VML
As required by the Concession Contract and the Gaming Law, the minimum share capital of the concessionaire of 5 billion patacas (approximately US$623 million) may not be used or cancelled prior to the start of its business on January 1, 2023. As such, 5 billion patacas (approximately US$623 million) was classified as current restricted cash and cash equivalents as at December 31, 2022 and was available to VML to deploy from January 1, 2023.